EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Daniel Reis-Faria, Chief Executive Officer of ZeroStack Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to the best of my knowledge:

1. the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2026 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 1, 2026	/s/ Daniel Reis-Faria
Daniel Reis-Faria
Chief Executive Officer
(Principal Executive Officer)